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                                                                    Exhibit 4.1




                                KIRKLAND'S INC.


          NUMBER                                          SHARES

        SC



INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF TENNESSEE                   CUSIP 497498 10 5



THIS CERTIFIES THAT




is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                                KIRKLAND'S INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Charter and all amendments thereto, to all of which the holder by acceptance hereof assents.

    This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:


                                Kirkland's, Inc.
                                 Corporate Seal
                                      1981
                                   Tennessee

    /s/ Carl Kirkland                                   /s/ Robert E. Alderson
    Chief Executive Officer                             Secretary




COUNTERSIGNED AND REGISTERED
    StockTrans, Inc.
        TRANSFER AGENT AND REGISTRAR


BY


                AUTHORIZED SIGNATURE

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    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by the entireties
    JT TEN  -- as joint tenants with right of
               survivorship and not as tenants
               in common

    UNIF GIFT MIN ACT -- _______________ Custodian _______________
                             (Cust)                    (Minor)
                         under Uniform Gifts to Minors
                         Act _____________________________________
                                          (State)

    Additional abbreviations may also be used though not in the above list.


    For value received, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


      SIGNATURE(S) GUARANTEED: _________________________________________________
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.